UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
(Rule 14a-101)

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

DPL Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE:

On August 12, 2011, DPL began mailing the following additional solicitation materials to all of its shareholders in connection with the upcoming annual meeting.

THE OPPORTUNITY TO RECEIVE PREMIUM VALUE FOR YOUR INVESTMENT Your Vote Is Very Important – Please Vote FOR The Proposed Merger Today

We have previously sent to you proxy materials for the annual meeting of shareholders of DPL Inc. to be held on Friday, September 23, 2011 at 10:00 a.m. At this important meeting, shareholders will consider the proposed Merger of DPL with a wholly-owned subsidiary of The AES Corporation. If the acquisition is approved, upon consummation of the transaction, you will receive $30.00 in cash, payable without interest, for each share of DPL common stock you own which represents an 8.7% premium to DPL’s closing price on the last trading day prior to the announcement of the transaction. The transaction is expected to close in the fourth quarter of 2011 or the first quarter of 2012. Your Board of Directors unanimously recommends that shareholders vote FOR the proposed Merger today. As you may know, DPL faces an increasingly challenging business environment with risks and uncertainties associated with maintaining DPL’s existence as a standalone, regional independent company. These risks include: • Uncertainty associated with Ohio’s regulatory construct; • The impact of potential, large environmental capital expenditures related to our primarily coal-fired generation fleet; • Energy margin compression driven by higher fuel cost and lower electricity prices; • The recently accelerated switching of customers to competing energy suppliers; and • Capacity price volatility. In light of these factors as well as other factors described in detail in the proxy materials, the board unanimously determined that the proposed Merger is advisable, fair and in the best interests of DPL and its shareholders. We urge you to vote FOR the proposed Merger today. If the proposed Merger is not consummated, the value of your shares could be materially impacted. Since approval of the transaction requires the affirmative vote of two thirds of the outstanding shares of common stock, your vote is extremely important. If you do not vote, it will have the same effect as a vote against the proposed transaction. Regardless of how many shares you own, it is vital that you vote FOR the transaction today. HISTORICAL DPL SHARE PRICE $15.00 $18.00 $21.00 $24.00 $27.00 $30.00 1/2/09 6/18/09 12/2/09 5/19/10 11/2/10 4/19/11 Merger Consideration: $30.00 Average: $25.30 DPL, Inc Merger Consideration Average Historical Stock Price

“ Throughout our history, DPL has continually adapted to meet the changing needs of our communities and our customers. Because of growing globalization and a continuously changing regulatory environment, DPL can now best serve our customers, employees, communities and shareholders by becoming part of a global company.” Q. Why should I vote FOR the proposed Merger? A. Upon consummation of the Merger you will receive $30 in cash, payable without interest, for each share of DPL stock you own. This is a significant premium over the stock’s historic price and protects your investment value from the major financial risks facing the company. With the premium value you will then have the freedom to reinvest that cash in the way that is most appropriate for your financial circumstances. Q. Should I expect to continue to receive my dividends until the Merger is consummated? A. Yes. We currently anticipate that, subject to the Board’s exclusive authority to declare dividends, shareholders will continue to receive their quarterly dividends until the consummation of the Merger and will receive a prorated dividend for the quarter in which the Merger is consummated. Q. What do I need to do now? A. A transaction this important cannot happen without your support. Please take a moment of your time today to vote FOR the transaction by telephone, Internet, or by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided. Q. What stockholder vote is required to approve the Merger? A. Approval of the proposed Merger requires the affirmative vote of two-thirds of the outstanding shares of common stock as of the record date, August 2, 2011. Q. Does it really matter if I vote? A. YES - your vote is very important, no matter how many or how few shares you own. If you hold your shares in more than one account, you may receive more than one proxy card. We urge you to vote using each proxy card that you receive in order to ensure that all your shares are represented at the annual meeting. Remember, if you fail to vote your shares, it will have the same effect as a vote against the transaction. Q. My shares are held in my broker’s name. Will my broker automatically vote my shares on the Merger? A. No. If your shares are held in the name of a bank or broker or other nominee, you must instruct your broker as to how you want your shares voted. If your broker does not receive your voting instructions, your shares will not be voted on the Merger at the annual meeting and will have the same effect as a vote against the transaction. Therefore, it is very important that you instruct your broker to vote FOR the transaction. Most brokers permit their customers to provide instructions by phone, by Internet or by signing and returning a voting instruction form—please see the easy directions on the form provided by your broker. Q. Should I send in my stock certificates now? A. No. If the Merger is approved, as soon as practicable after the consummation of the Merger you will be sent a letter of transmittal and instructions for use in effecting the surrender of your stock certificates in exchange for the $30.00 per share merger consideration. Please do NOT return your stock certificate(s) with your proxy. Q. How long will it take to complete the Merger? A. We expect to complete the Merger during the fourth quarter of 2011 or the first quarter of 2012. Q. What if I have questions about the Merger or need assistance in voting my shares? A. Please call the firm assisting us in the solicitation of proxies, Innisfree M&A Incorporated, toll-free at (877) 456-3442. GLENN HARDER Chairman of the Board of Directors of DPL

FORWARD LOOKING STATEMENTS This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed merger between DPL and AES. There can be no assurance as to the timing of the closing of the merger, or whether the merger will close at all. Please see the definitive proxy statement for a list of factors that could cause or contribute to a material difference between actual results and these forward looking statements. DPL has filed a definitive proxy statement with the Securities and Exchange Commission on August 5, 2011 and has also mailed the definitive proxy statement to its shareholders with respect to the proposed merger. Shareholders may obtain a free copy of the definitive proxy statement, as well as any supplements or amendments thereto and other filings made by DPL regarding DPL, AES and the proposed transaction, at no charge, at the Securities and Exchange Commission’s Web site (http://www.sec.gov) or by directing a request to DPL at communications@dplinc.com. Shareholders are encouraged to read the definitive proxy statement regarding the proposed merger in its entirety, because it contains important information about the merger. DPL assumes no responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law. Additional Information DPL, AES and their respective executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from DPL’s shareholders with respect to the proposed merger. Information regarding the officers and directors of DPL is included in its Annual Report on Form 10-K for the year ended December 31, 2010 and DPL’s notice of annual meeting and definitive proxy statement for its most recent annual meeting, which were filed with the Securities and Exchange Commission on February 18, 2011 and August 5, 2011, respectively. Other information regarding the participants in the solicitation is contained in the definitive proxy statement and other materials to be filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. PLEASE VOTE FOR THE MERGER USING THE ENCLOSED PROXY CARD TODAY REMEMBER: You can vote your shares by telephone, via the Internet or by completing, signing and returning the enclosed proxy card. Please follow the easy instructions on the enclosed proxy card. If you have any questions, or need assistance in voting your shares, please call our proxy solicitor, INNISFREE M&A INCORPORATED TOLL-FREE at (877) 456-3442. YOUR VOTE IS VERY IMPORTANT